Exhibit 10.15

Execution Version

AMENDMENT NO. 2

TO SERVICING AGREEMENT

AMENDMENT NO. 2, dated as of September 1, 2004 (this “Amendment”), to that certain Servicing Agreement, dated as of September 13, 2002 (as modified by that certain Amendment to Servicing Agreement, dated as of September 12, 2003, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Servicing Agreement”; as modified hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Servicing Agreement”), by and among TAXI MEDALLION LOAN TRUST I (the “Borrower”), MERRILL LYNCH COMMERCIAL FINANCE CORP. (successor in interest to Merrill Lynch Bank USA, the “Lender”) and MEDALLION FUNDING CORP. (the “Servicer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Servicing Agreement.

RECITALS

The Borrower, the Lender and the Servicer are parties to the Existing Servicing Agreement.

The Borrower, the Lender and the Servicer have agreed, subject to the terms and conditions of this Amendment, that the Existing Servicing Agreement shall be amended to reflect certain agreed upon revisions to the terms of the Existing Servicing Agreement.

Accordingly, the Borrower, the Lender and the Servicer hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, that the Existing Servicing Agreement is hereby amended as follows:

SECTION 1. Amendment. Article X of the Existing Servicing Agreement is hereby amended by inserting in proper numerical order the following new Section 10.10:

“Section 10.10 Agreement Concerning Backup Servicer. Notwithstanding anything in this Servicing Agreement or any other Loan Document to the contrary, unless and until the Lender shall notify the Borrower and the Servicer that the Lender has determined (which determination shall be made by the Lender in its sole and absolute discretion) that the Borrower shall be required to designate and maintain a Backup Servicer in accordance with the provisions of this Servicing Agreement and the other Loan Documents, the Borrower shall have no obligation to designate or maintain any Backup Servicer and each of the provisions set forth in this Servicing Agreement and the other Loan Documents in respect of the Backup Servicer (including, without limitation, the provisions set forth in Sections 2.01(c), 3.05, 3.08, 3.14, 4.01, 7.01(b), 7.02, 8.02, 9.01 and 10.02 of this Servicing Agreement) shall be deemed to be of no force or effect and this Servicing Agreement and each of the other Loan Documents shall be read and construed as if such provisions were not included; provided, however, that if the Lender shall at any time notify the Borrower and the Servicer that the Lender has determined in its sole and absolute discretion that the Borrower shall be required to designate and maintain a Backup Servicer, then the Servicing Agreement and each of the other Loan Documents shall be read and construed to give full force and effect to all of the provisions set forth herein and therein

(including, without limitation, the Backup Servicer provisions set forth in Sections 2.01(c), 3.05, 3.08, 3.14, 4.01, 7.01(b), 7.02, 8.02, 9.01 and 10.02 of this Servicing Agreement).”

SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been satisfied:

(a) The Lender shall have received counterparts of this Amendment executed by duly authorized officers of the Borrower and Servicer; and

(b) (i) The Servicer and Borrower shall be in compliance with all of the terms and provisions set forth in the Existing Servicing Agreement and the other Loan Documents on their parts to be observed or performed, (ii) the representations and warranties made and restated by the Servicer pursuant to Section 3 of this Amendment and Article V of the Existing Servicing Agreement shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of the representations and warranties contained in Article VI of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Servicing Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Servicing Agreement in any of the Loan Documents shall be deemed to be a reference to the Servicing Agreement as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer hereunto duly authorized, as of the date first above written.

BORROWER

TAXI MEDALLION LOAN TRUST I

By:	/s/ Alvin Murstein
	Name:	Alvin Murstein
	Title:	Vice President

LENDER

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By:	/s/ Joshua A. Green
	Name:	Joshua A. Green
	Title:	Director

SERVICER

MEDALLION FUNDING CORP.

By:	/s/ Michael J. Kowalsky
	Name:	Michael J. Kowalsky
	Title:	President

AMENDMENT NO. 2 TO SERVICING AGREEMENT